Futures Portfolio Fund, Limited Partnership 10-Q/A

EXHIBIT 32.02

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Futures Portfolio Fund, Limited Partnership (“Fund”), on Form 10-Q/A for the quarter ended March 31, 2021 as filed with the U,S, Securities and Exchange Commission on the date hereof (“Report”), I, Jon C. Essen, Chief Financial Officer of Steben & Company, Inc., the General Partner of the Fund, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U,S,C, §1350), that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the U,S, Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date:	May 17, 2021

By:	/s/ Jon C, Essen
Jon C. Essen
Chief Financial Officer of the General Partner

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